United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1 to Form 8-K filed on March 16, 2009)

Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 21, 2009 (March 5, 2009)

GetFugu, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-143845	20-8658254
(State of incorporation)	(Commission File Number)	(IRS Employer Number)

600 Townsend Street, Suite 129E San Francisco, California (Address of principal executive offices)	94104 Zip Code

(415) 848-8800 (Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K file by GetFugu, Inc. (under its prior name Madero, Inc.) on March 16, 2009.

Item 4.01    Changes in Registrant’s Certifying Accountant.

Dismissal of Moore & Associates, Chartered

On March 5, 2009, the GetFugu, Inc. (previously known as Madero, Inc.) (the “Company”) dismissed Moore & Associates, Chartered (“Moore & Associates”) as its principal independent accountant.  The report of Moore & Associates on the Company’s financial statements for the year ended December 31, 2007 did not contain an adverse opinion or disclaimer of opinion. The Board of Directors approved the decision to dismiss Moore & Associates as the Company’s principal independent accountant. During the Company’s recent fiscal year and through the date of Moore & Associates dismissal, there were no disagreements with Moore & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Moore & Associates, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Engagement of MSPC Certified Public Accountants and Advisors, a Professional Corporation

On March 6, 2009 the Company retained MSPC Certified Public Accountants and Advisors, a Professional Corporation to serve as the Company’s principal independent accountant.

Revocation of Registration of Moore & Associates by PCAOB

On August 27, 2009, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore & Associates as a member of the PCAOB. Therefore Moore and Associates is no longer qualified to audit public companies.  According to PCAOB, such revocation was due to violations by Moore of PCAOB rules, auditing standards, quality control standards, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation.

In conjunction with Moore & Associates' revocation, the Securities and Exchange Commission ("SEC") informed the Company through a letter dated September 3, 2009 that the Company may no longer include audit reports or consents of Moore & Associates in any filings with the SEC made on or after August 27, 2009. The SEC also advised the Company that should future filings include audit reports or consents relating to the financial statements for the fiscal year ending December 31, 2007 we should engage a firm that is registered with the PCAOB to re-audit our financial statements, which were previously audited by Moore & Associates. The company intends on engaging its current independent registered accountants Marcum LLP (Marcum LLP was retained by the Company on July 17, 2009) to re audit 2007 to comply with PCAOB standards.

On September 17, 2009, the Company provided Moore & Associates with a copy of the disclosures it intended to make in this Current filing and requested that Moore & Associates furnish a letter addressed to the SEC stating whether it agrees with the statements made by the Company and, if not, stating the reasons in which it does not agree.   Moore & Associates responded that upon the advice of counsel it would not furnish such a letter.

.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Moore & Associates, Chartered to the Securities and Exchange Commission, dated as of March 13, 2009 (previously filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 21, 2009

GETFUGU, INC.

/s/ Bernard Stolar
Bernard Stolar
President and Chief Executive Officer